                                                                    EXHIBIT 99.1

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re: SONICblue Inc                       CASE NO. 03-51775 msj, 03-51776 msj,
       Diamond Multimedia Systems, Inc              03-51777 msj, 03-51778 msj
       ReplayTV, Inc
       Sensory Science Corporation         CHAPTER 11
                                           MONTHLY OPERATING REPORT
                                           (GENERAL BUSINESS CASE)

                          SUMMARY OF FINANCIAL STATUS

       MONTH ENDED: Sep-05                 PETITION DATE: 03/21/03

1. Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here [ ] the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor). Dollars reported in $1

                                                                       END OF CURRENT  END OF PRIOR   AS OF PETITION
                                                                            MONTH          MONTH          FILING
                                                                       --------------  ------------   --------------
2.     ASSET AND LIABILITY STRUCTURE

       a.  Current Assets                                              $   78,264,140  $ 78,253,387    $167,641,723
                                                                       --------------  ------------    ------------
       b.  Total Assets                                                $   78,264,140  $ 78,253,387    $171,565,518
                                                                       --------------  ------------    ------------
       c.  Current Liabilities                                         $      997,806  $    928,040    $259,140,287
                                                                       --------------  ------------    ------------
       d.  Total Liabilities                                           $  237,601,972  $237,532,206    $283,757,820
                                                                       --------------  ------------    ------------

                                                                                                        CUMULATIVE
                                                                       CURRENT MONTH   PRIOR MONTH    (CASE TO DATE)
                                                                       -------------   -----------    --------------
3.     STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH

       a.  Total Receipts (includes net cash rec'd/paid to acquirer)   $      45,978   $    49,432     $120,561,186
                                                                       -------------   -----------     ------------
       b.  Total Disbursements                                         $      34,962   $   338,477     $ 45,361,931
                                                                       -------------   -----------     ------------
       c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)  $      11,016  ($   289,045)    $ 75,199,255
                                                                       -------------   -----------     ------------
       d.  Cash Balance Beginning of Month                             $  78,253,124   $78,542,169     $  3,064,884
                                                                       -------------   -----------     ------------
       e.  Cash Balance End of Month (c + d)                           $  78,264,140   $78,253,124     $ 78,264,139
                                                                       -------------   -----------     ------------

                                                                                                        CUMULATIVE
                                                                       CURRENT MONTH   PRIOR MONTH    (CASE TO DATE)
                                                                       -------------   -----------    --------------
4.     PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS                   ($  59,013)    ($  380,152)    ($90,723,949)
                                                                        ----------     -----------     ------------
5.     ACCOUNT RECEIVABLES (PRE AND POST PETITION)                       $       0      $        0
                                                                        ----------     -----------     ------------
6.     POST-PETITION LIABILITIES                                         $ 997,806      $  928,040
                                                                        ----------     -----------     ------------
7.     PAST DUE POST-PETITION ACCOUNT PAYABLES (OVER 30 DAYS)            $       0      $        0
                                                                        ----------     -----------     ------------

AT THE END OF THIS REPORTING MONTH:                                                                    YES            NO
                                                                                                  -------------   ------------
8.    Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of
      payment, amount of payment and name of payee)                                                                    X
                                                                                                  -------------   ------------

9.    Have any payments been made to professionals? (if yes, attach listing including date
      of payment, amount of payment and name of payee)                                                                 X
                                                                                                  -------------   ------------

10.   If the answer is yes to 8 or 9, were all such payments approved by the court?
                                                                                                  -------------   ------------

11.   Have any payments been made to officers, insiders, shareholders, relatives? (if yes, attach listing including date of payment, amount and reason for payment, and name of
      payee)                                                                                      X  (Exhibit 1)
                                                                                                  -------------   ------------

12.   Is the estate insured for replacement cost of assets and for general liability?                   X
                                                                                                  -------------   ------------

13.   Are a plan and disclosure statement on file?                                                                     X
                                                                                                  -------------   ------------

14.   Was there any post-petition borrowing during this reporting period?                                              X
                                                                                                  -------------   ------------

15.   Check if paid: Post-petition taxes X ; U.S. Trustee Quarterly Fees X ; Check if filing is current for: Post-petition tax reporting and tax returns: __2002 tax return preparation is in progress (Attach explanation, if post-petition taxes or U.S.
      Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date: __________________                    ___________________________________
                                            Responsible Individual

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                          FOR THE MONTH ENDED 09/30/05

                                                        FROM SCHEDULES   MARKET VALUE
                                                        --------------   ------------
     ASSETS

        CURRENT ASSETS

 1           Cash and cash equivalents - unrestricted                    $ 78,264,140
                                                                         ------------
 2           Cash and cash equivalents - restricted                      $          0
                                                                         ------------
 3           Accounts receivable (net)                         A         $          0
                                                                         ------------
 4           Inventory                                         B         $          0
                                                                         ------------
 5           Prepaid expenses                                            $          0
                                                                         ------------
 6           Professional retainers
                                                                         ------------
 7           Other:
                   ---------------------------------                     ------------

 8           ---------------------------------------                     ------------

 9                    TOTAL CURRENT ASSETS                               $ 78,264,140
                                                                         ------------

        PROPERTY AND EQUIPMENT (MARKET VALUE)

10           Real property                                     C         $          0
                                                                         ------------
11           Machinery and equipment                           D         $          0
                                                                         ------------
12           Furniture and fixtures                            D         $          0
                                                                         ------------
13           Office equipment                                  D         $          0
                                                                         ------------
14           Leasehold improvements                            D         $          0
                                                                         ------------
15           Vehicles                                          D         $          0
                                                                         ------------
16           Other:                                            D
                   ---------------------------------                     ------------
17                                                             D
             ---------------------------------------                     ------------
18                                                             D
             ---------------------------------------                     ------------
19                                                             D
             ---------------------------------------                     ------------
20                                                             D
             ---------------------------------------                     ------------

21                    TOTAL PROPERTY AND EQUIPMENT                       $          0
                                                                         ------------
        OTHER ASSETS

22           Loans to shareholders
                                                                         ------------
23           Loans to affiliates
                                                                         ------------
24
             ---------------------------------------                     ------------
25
             ---------------------------------------                     ------------
26
             ---------------------------------------                     ------------
27
             ---------------------------------------                     ------------

28                    TOTAL OTHER ASSETS                                 $          0
                                                                         ------------

29                    TOTAL ASSETS                                       $ 78,264,140
                                                                         ============

NOTE:
      Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

    LIABILITIES FROM SCHEDULES

       POST-PETITION

             CURRENT LIABILITIES

30                Salaries and wages
                                                                                           --------------
31                Payroll taxes
                                                                                           --------------
32                Real and personal property taxes
                                                                                           --------------
33                Income taxes
                                                                                           --------------
34                Sales taxes
                                                                                           --------------
35                Notes payable (short term)
                                                                                           --------------
36                Accounts payable (trade)                                      A          $            0
                                                                                           --------------
37                Real property lease arrearage
                                                                                           --------------
38                Personal property lease arrearage
                                                                                           --------------
39                Accrued professional fees                                                $      997,806
                                                                                           --------------
40                Current portion of long-term post-petition debt (due within 12 months)
                                                                                           --------------
41                Other:
                        --------------------------------------------                       --------------
42
                  --------------------------------------------------                       --------------
43
                  --------------------------------------------------                       --------------

44                TOTAL CURRENT LIABILITIES                                                $      997,806
                                                                                           --------------

45           LONG-TERM POST-PETITION DEBT, NET OF CURRENT PORTION
                                                                                           --------------

46                TOTAL POST-PETITION LIABILITIES                                          $      997,806
                                                                                           --------------

       PRE-PETITION LIABILITIES (ALLOWED AMOUNT)

47                Secured claims                                                F          $            0
                                                                                           --------------
48                Priority unsecured claims                                     F          $            0
                                                                                           --------------
49                General unsecured claims                                      F          $            0
                                                                                           --------------

50                TOTAL PRE-PETITION LIABILITIES                                           $  236,604,166
                                                                                           --------------

51                TOTAL LIABILITIES                                                        $  237,601,972
                                                                                           --------------

    EQUITY (DEFICIT)

52           Retained Earnings/(Deficit) at time of filing                                ($  644,469,546)
                                                                                           --------------
53           Capital Stock                                                                 $  419,094,388
                                                                                           --------------
54           Additional paid-in capital                                                    $  156,761,274
                                                                                           --------------
55           Cumulative profit/(loss) since filing of case                                ($   90,723,948)
                                                                                           --------------
56           Post-petition contributions/(distributions) or (draws)
                                                                                           --------------
57
                  --------------------------------------------------                       --------------
58           Market value adjustment
                                                                                           --------------

59                TOTAL EQUITY (DEFICIT)                                                  ($  159,337,832)
                                                                                           --------------

60  TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                 $  78,264,140
                                                                                           ==============

                         SCHEDULES TO THE BALANCE SHEET
                             (GENERAL BUSINESS CASE)

                                   SCHEDULE A

                      ACCOUNTS RECEIVABLE AND (NET) PAYABLE

                                         ACCOUNTS RECEIVABLE     ACCOUNTS PAYABLE         PAST DUE
RECEIVABLES AND PAYABLES AGINGS        [PRE AND POST PETITION]   [POST PETITION]     POST PETITION DEBT
                                       -----------------------   ----------------    ------------------
   0 -30 Days                                $      0
                                             --------                ------
   31-60 Days                                $      0
                                             --------                ------
   61-90 Days                                $      0                                      $    0
                                             --------                ------                ------
   91+ Days                                  $595,070
                                             --------                ------
   Total accounts receivable/payable         $595,070                $    0
                                             --------                ======
   Allowance for doubtful accounts           $595,070
                                             --------
   Accounts receivable (net)                 $      0
                                             ========

                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD

                                                 INVENTORY(IES)
                                                  BALANCE AT
TYPES AND AMOUNT OF INVENTORY(IES)               END OF MONTH        COST OF GOODS SOLD
----------------------------------               ------------        ------------------


                                                                      INVENTORY BEGINNING OF MONTH                       $         0
                                                                                                           ------------
                                                                      Add -
   Retail/Restaurants -                                               Net purchase
                                                                                                                        ------------
    Product for resale                            $          0        Direct labor
                                                  ------------                                                          ------------
                                                                      Manufacturing overhead
                                                                                                                        ------------
   Distribution -                                                     Freight in
                                                                                                                        ------------
    Products for resale                                               Other:
                                                  ------------                                                          ------------
                                                                                                                        $          0
                                                                      ---------------------------------                 ------------

                                                                      ---------------------------------                 ------------
   Manufacturer -
    Raw Materials                                 ------------
    Work-in-progress                              ------------       Less -
                                                  ------------        Inventory End of Month                            $          0
    Finished goods                                                                                                      ------------
                                                                      Shrinkage
                                                                                                                        ------------
   Other - Explain                                ------------        Personal Use
                                                                                                                        ------------

   ----------------------------------
   ----------------------------------                                Cost of Goods Sold                                 $          0
                                                                                                                        ============
    TOTAL                                         $          0
                                                  ============

   METHOD OF INVENTORY CONTROL                                       INVENTORY VALUATION METHODS
   Do you have a functioning perpetual inventory system?             Indicate by a checkmark method of inventory used.
                       Yes [ ]  No   [ ]

   How often do you take a complete physical inventory?              Valuation methods -
                                                                      FIFO cost
                                                                                                                ---
    Weekly                                                            LIFO cost
                      -----------                                                                               ---
    Monthly                                                           Lower of cost or market
                      -----------                                                                               ---
    Quarterly                                                         Retail method
                      -----------                                                                               ---
    Semi-annually                                                     Other
                      -----------                                                                               ---
    Annually                                                           Explain
                      -----------
Date of last physical inventory was
                                                  ------------       ----------------------------------------------

                                                                     ----------------------------------------------
Date of next physical inventory is
                                                  ------------       ----------------------------------------------

                                   SCHEDULE C
                                  REAL PROPERTY

Description                                             COST     MARKET VALUE
                                                        ----     -------------
    -----------------------------------------           ----     -------------
    -----------------------------------------           ----     -------------
    -----------------------------------------           ----     -------------
    -----------------------------------------           ----     -------------
    -----------------------------------------           ----     -------------
    -----------------------------------------           ----     -------------
    Total                                               $  0     $           0
                                                        ====     =============

                                      SCHEDULE D
                               OTHER DEPRECIABLE ASSETS

Description                                             COST     MARKET VALUE
---------------------------------------------           ----     -------------
Machinery & Equipment -

    -----------------------------------------           ----     -------------
    -----------------------------------------           ----     -------------
    -----------------------------------------           ----     -------------
    -----------------------------------------           ----     -------------
    Total                                               $  0     $           0
                                                        ====     =============
Furniture & Fixtures -

    -----------------------------------------           ----     -------------
    -----------------------------------------           ----     -------------
    -----------------------------------------           ----     -------------
    -----------------------------------------           ----     -------------
    Total                                               $  0     $           0
                                                        ====     =============
Office Equipment -

    -----------------------------------------           ----     -------------
    -----------------------------------------           ----     -------------
    -----------------------------------------           ----     -------------
    -----------------------------------------           ----     -------------
    Total                                               $  0     $           0
                                                        ====     =============
Leasehold Improvements -

    -----------------------------------------           ----     -------------
    -----------------------------------------           ----     -------------
    -----------------------------------------           ----     -------------
    -----------------------------------------           ----     -------------
    Total                                               $  0     $           0
                                                        ====     =============
Vehicles -

    -----------------------------------------           ----     -------------
    -----------------------------------------           ----     -------------
    -----------------------------------------           ----     -------------
    -----------------------------------------           ----     -------------
    Total                                               $  0     $           0
                                                        ====     =============

                           STATEMENT OF OPERATIONS
                           (GENERAL BUSINESS CASE)

                           For the Month Ended 09/30/05

        CURRENT MONTH
-------------------------------                                                             CUMULATIVE       NEXT MONTH
  ACTUAL   FORECAST    VARIANCE                                                           (CASE TO DATE)      FORECAST
---------- ---------  ---------                                                           --------------     ----------
                                       REVENUES:
                       $     0       1   Gross Sales                                       $  7,257,704
 ---------  --------   -------                                                             ------------       --------
                       $     0       2   less: Sales Returns & Allowances                  $  4,063,280
 ---------  --------   -------                                                             ------------       --------
            $      0   $     0       3   Net Sales                                         $  3,194,424       $      0
 ---------  --------   -------                                                             ------------       --------
                       $     0       4   less: Cost of Goods Sold        (Schedule 'B')    $  2,236,107
 ---------  --------   -------                                                             ------------       --------
            $      0   $     0       5   Gross Profit                                      $    958,317       $      0
 ---------  --------   -------                                                             ------------       --------
                       $     0       6   Interest                                          $          0
 ---------  --------   -------                                                             ------------       --------
                       $     0       7   Other Income:                                     $  3,827,735
 ---------  --------   -------                         ----------------------------        -------------      --------

                       $     0       8   Gain or (Loss) on UMC sales                      ($ 16,535,860)
 ---------  --------   -------                                                             ------------       --------
                       $     0       9                                                     $          0
 ---------  --------   -------           ------------------------------------------        ------------       --------

 $       0  $      0   $     0      10       TOTAL REVENUES                               ($ 11,749,808)      $      0
 ---------  --------   -------                                                             ------------       --------

                                       EXPENSES:
 $   9,000            ($ 9,000)     11   Compensation to Owner(s)/Officer(s)               $    746,032
 ---------  --------   -------                                                             ------------       --------
 $  11,550            ($11,550)     12   Salaries                                          $  1,747,196
 ---------  --------   -------                                                             ------------       --------
                       $     0      13   Commissions                                       $          0
 ---------  --------   -------                                                             ------------       --------
 $  16,758            ($16,758)     14   Contract Labor                                    $    225,600
 ---------  --------   -------                                                             ------------       --------
                                         Rent/Lease:
                       $     0      15       Personal Property                             $      8,533
 ---------  --------   -------                                                             ------------       --------
                       $     0      16       Real Property                                 $    999,738
 ---------  --------   -------                                                             ------------       --------
 $     224            ($   224)     17   Insurance                                         $  2,468,428
 ---------  --------   -------                                                             ------------       --------
                       $     0      18   Management Fees                                   $          0
 ---------  --------   -------                                                             ------------       --------
                       $     0      19   Depreciation                                      $    159,065
 ---------  --------   -------                                                             ------------       --------
                                         Taxes:
 $     298            ($   298)     20       Employer Payroll Taxes                        $    333,465
 ---------  --------   -------                                                             ------------       --------
                       $     0      21       Real Property Taxes                           $     12,760
 ---------  --------   -------                                                             ------------       --------
                       $     0      22       Other Taxes                                   $     26,770
 ---------  --------   -------                                                             ------------       --------
                       $     0      23   Other Selling                                     $    931,305
 ---------  --------   -------                                                             ------------       --------
 $   8,282            ($ 8,282)     24   Other Administrative                              $    827,589
 ---------  --------   -------                                                             ------------       --------
                       $     0      25   Interest                                          $    777,750
 ---------  --------   -------                                                             ------------       --------
                       $     0      26   Other Expenses: amortization                      $  1,461,364
 ---------  --------   -------                                                             ------------       --------
                       $     0      27                                                     $          0
 ---------  --------   -------           ------------------------------------------        ------------       --------
                       $     0      28                                                     $          0
 ---------  --------   -------           ------------------------------------------        ------------       --------
                       $     0      29                                                     $          0
 ---------  --------   -------           ------------------------------------------        ------------       --------
                       $     0      30                                                     $          0
 ---------  --------   -------           ------------------------------------------        ------------       --------
                       $     0      31                                                     $          0
 ---------  --------   -------           ------------------------------------------        ------------       --------
                       $     0      32                                                     $          0
 ---------  --------   -------           ------------------------------------------        ------------       --------
                       $     0      33                                                     $          0
 ---------  --------   -------           ------------------------------------------        ------------       --------
                       $     0      34                                                     $          0
 ---------  --------   -------           ------------------------------------------        ------------       --------

 $  46,112  $      0  ($46,112)     35       TOTAL EXPENSES                                $ 10,725,595       $      0
 ---------  --------   -------                                                             ------------       --------

($  46,112) $      0  ($46,112)     36 SUBTOTAL                                           ($ 22,475,403)      $      0
 ---------  --------   -------                                                             ------------       --------

                                       REORGANIZATION ITEMS:
($  54,379)            $54,379      37   Professional Fees                                ($  7,142,415)
 ---------  --------   -------                                                             ------------       --------
                       $     0      38   Provisions for Rejected Executory Contracts       $          0
 ---------  --------   -------                                                             ------------       --------
 $  45,978             $45,978      39   Interest Earned on Accumulated Cash from          $    817,872
 ---------  --------   -------                                                             ------------       --------
                                         Resulting Chp 11 Case                             $          0
                                                                                           ------------
                       $     0      40   Gain or (Loss) from Sale of Equipment            ($ 61,854,504)
 ---------  --------   -------                                                             ------------       --------
($   4,500)            $ 4,500      41   U.S. Trustee Quarterly Fees                      ($     69,500)
 ---------  --------   -------                                                             ------------       --------
                       $     0      42                                                     $          0
 ---------  --------   -------           ------------------------------------------        ------------       --------

($  12,901) $      0  ($12,901)     43        TOTAL REORGANIZATION ITEMS                  ($ 68,248,547)      $      0
 ---------  --------   -------                                                             ------------       --------

($  59,013) $      0  ($59,013)     44 NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES     ($ 90,723,950)      $      0
 ---------  --------   -------                                                             ------------       --------
                       $     0      45   Federal & State Income Taxes
 ---------  --------   -------                                                             ------------       --------

($  59,013) $      0  ($59,013)     46 NET PROFIT (LOSS)                                  ($ 90,723,950)      $      0
 =========  ========   =======                                                             ============       ========

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES
                   (AS OF END OF THE CURRENT REPORTING PERIOD)

TAXES PAYABLE                         0-30 DAYS      31-60 DAYS      61-90 DAYS       91+ DAYS          TOTAL
                                      ---------      ----------      ----------      ----------      -----------
Federal
   Income Tax Withholding                                                                            $         0
                                      ---------      ----------      ----------      ----------      -----------
   FICA - Employee                                                                                   $         0
                                      ---------      ----------      ----------      ----------      -----------
   FICA - Employer                                                                                   $         0
                                      ---------      ----------      ----------      ----------      -----------
   Unemployment (FUTA)                                                                               $         0
                                      ---------      ----------      ----------      ----------      -----------
   Income                                                                                            $         0
                                      ---------      ----------      ----------      ----------      -----------
   Other (Attach List)                                                                               $         0
                                      ---------      ----------      ----------      ----------      -----------
TOTAL FEDERAL TAXES                   $       0      $        0      $        0      $        0      $         0
                                      ---------      ----------      ----------      ----------      -----------
STATE AND LOCAL
   Income Tax Withholding                                                                            $         0
                                      ---------      ----------      ----------      ----------      -----------
   Unemployment (UT)                                                                                 $         0
                                      ---------      ----------      ----------      ----------      -----------
   Disability Insurance (DI)                                                                         $         0
                                      ---------      ----------      ----------      ----------      -----------
   Empl. Training Tax (ETT)                                                                          $         0
                                      ---------      ----------      ----------      ----------      -----------
   Sales                                                                                             $         0
                                      ---------      ----------      ----------      ----------      -----------
   Excise                                                                                            $         0
                                      ---------      ----------      ----------      ----------      -----------
   Real property                                                                                     $         0
                                      ---------      ----------      ----------      ----------      -----------
   Personal property                                                                                 $         0
                                      ---------      ----------      ----------      ----------      -----------
   Income                                                                                            $         0
                                      ---------      ----------      ----------      ----------      -----------
   Other (Attach List)                                                                               $         0
                                      ---------      ----------      ----------      ----------      -----------
TOTAL STATE & LOCAL TAXES             $       0      $        0      $        0      $        0      $         0
                                      ---------      ----------      ----------      ----------      -----------
TOTAL TAXES                           $       0      $        0      $        0      $        0      $         0
                                      =========      ==========      ==========      ==========      ===========

                                   SCHEDULE F
                            PRE-PETITION LIABILITIES

                                                      CLAIMED            ALLOWED
                                                      AMOUNT            AMOUNT (b)
                                                      -------           ----------
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -
   Secured claims  (a)
                                                    -----------         ----------
   Priority claims other than taxes
                                                    -----------         ----------
   Priority tax claims
                                                    -----------         ----------
   General unsecured claims
                                                    -----------         ----------

      (a)   List total amount of claims even it under secured.

      (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

                                   SCHEDULE G
                            RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                           ACCOUNT 1     ACCOUNT 2    ACCOUNT 3     ACCOUNT 4
                                           ---------     ---------    ---------     ---------
Bank
                                          -----------  ------------  ------------  -----------
Account Type
                                          -----------  ------------  ------------  -----------
Account No.
                                          -----------  ------------  ------------  -----------
Account Purpose
                                          -----------  ------------  ------------  -----------
Balance, End of Month
                                          -----------  ------------  ------------  -----------
Total Funds on Hand for all Accounts      $         0
                                          ===========

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                       FOR THE MONTH ENDED_______________

                                                                             Actual                          Cumulative
                                                                          Current Month                    (Case to Date)
                                                                       ---------------------           ----------------------
   CASH RECEIPTS

1    Rent/Leases Collected
                                                                       ---------------------           ----------------------
2    Cash Received from Sales                                          $                   0
                                                                       ---------------------           ----------------------
3    Interest Received                                                 $                   0
                                                                       ---------------------           ----------------------
4    Borrowings
                                                                       ---------------------           ----------------------
5    Funds from Shareholders, Partners, or Other Insiders
                                                                       ---------------------           ----------------------
6    Capital Contributions
                                                                       ---------------------           ----------------------
7    ______________________________________
                                                                       ---------------------           ----------------------
8    ______________________________________
                                                                       ---------------------           ----------------------
9    ______________________________________
                                                                       ---------------------           ----------------------
10   ______________________________________
                                                                       ---------------------           ----------------------
11   ______________________________________
                                                                       ---------------------           ----------------------

12     TOTAL CASH RECEIPTS                                             $                   0           $                    0
                                                                       ---------------------           ----------------------
   CASH DISBURSEMENTS

13   Payments for Inventory                                                                0
                                                                       ---------------------           ----------------------
14   Selling                                                           $                   0
                                                                       ---------------------           ----------------------
15   Administrative                                                    $                   0
                                                                       ---------------------           ----------------------
16   Capital Expenditures
                                                                       ---------------------           ----------------------
17   Principal Payments on Debt
                                                                       ---------------------           ----------------------
18   Interest Paid                                                     $                   0
                                                                       ---------------------           ----------------------
     Rent/Lease:

19     Personal Property
                                                                       ---------------------           ----------------------
20     Real Property
                                                                       ---------------------           ----------------------
     Amount Paid to Owner(s)/Officer(s)

21     Salaries
                                                                       ---------------------           ----------------------
22     Draws
                                                                       ---------------------           ----------------------
23     Commissions/Royalties
                                                                       ---------------------           ----------------------
24     Expense Reimbursements
                                                                       ---------------------           ----------------------
25     Other
                                                                       ---------------------           ----------------------
26   Salaries/Commissions (less employee withholding)
                                                                       ---------------------           ----------------------
27   Management Fees
                                                                       ---------------------           ----------------------
     Taxes:

28     Employee Withholding
                                                                       ---------------------           ----------------------
29     Employer Payroll Taxes
                                                                       ---------------------           ----------------------
30     Real Property Taxes
                                                                       ---------------------           ----------------------
31     Other Taxes
                                                                       ---------------------           ----------------------
32   Other Cash Outflows:
                                                                       ---------------------           ----------------------
33     ____________________________________
                                                                       ---------------------           ----------------------
34     ____________________________________
                                                                       ---------------------           ----------------------
35     ____________________________________
                                                                       ---------------------           ----------------------
36     ____________________________________
                                                                       ---------------------           ----------------------
37     ____________________________________
                                                                       ---------------------           ----------------------
38     TOTAL CASH DISBURSEMENTS:                                       $                   0           $                    0
                                                                       ---------------------           ----------------------
39 NET INCREASE (DECREASE) IN CASH                                     $                   0           $                    0
                                                                       ---------------------           ----------------------
40 CASH BALANCE, BEGINNING OF PERIOD
                                                                       ---------------------           ----------------------
41 CASH BALANCE, END OF PERIOD                                         $                   0           $                    0
                                                                       =====================           ======================

                             STATEMENT OF CASH FLOWS
           (OPTIONAL) INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED 09/30/05

                                                                                   ACTUAL                       CUMULATIVE
                                                                                CURRENT MONTH                 (CASE TO DATE)
                                                                           -----------------------         ---------------------
   CASH FLOWS FROM OPERATING ACTIVITIES

1    Cash Received from Sales                                                                               $          7,993,352
                                                                           -----------------------         ---------------------
2    Rent/Leases Collected                                                                                  $            615,220
                                                                           -----------------------         ---------------------
3    Interest Received & Other                                                                              $            998,194
                                                                           -----------------------         ---------------------
4    Cash Paid to Suppliers                                                                                 $          1,638,489
                                                                           -----------------------         ---------------------
5    Cash Paid for Selling Expenses                                                                         $            821,150
                                                                           -----------------------         ---------------------
6    Cash Paid for Administrative Expenses                                  $               11,116          $            877,606
                                                                           -----------------------         ---------------------
     Cash Paid for Rents/Leases:
                                                                                                           ---------------------
7      Personal Property                                                                                    $             28,009
                                                                           -----------------------         ---------------------
8      Real Property                                                                                        $          1,677,323
                                                                           -----------------------         ---------------------
9    Cash Paid for Interest                                                                                 $                  0
                                                                           -----------------------         ---------------------
10   Cash Paid for Net Payroll and Benefits                                 $               12,072          $          2,040,141
                                                                           -----------------------         ---------------------
     Cash Paid to Owner(s)/Officer(s)                                                                       $                  0
                                                                                                           ---------------------
11     Salaries                                                             $                9,000          $            743,101
                                                                           -----------------------         ---------------------
12     Draws                                                                                                $                  0
                                                                           -----------------------         ---------------------
13     Commissions/Royalties                                                                                $                  0
                                                                           -----------------------         ---------------------
14     Expense Reimbursements                                                                               $                  0
                                                                           -----------------------         ---------------------
15     Other                                                                                                $                  0
                                                                           -----------------------         ---------------------
     Cash Paid for Taxes Paid/Deposited to Tax Acct.                                                        $                  0
                                                                                                           ---------------------
16     Employer Payroll Tax                                                 $                  298          $            216,711
                                                                           -----------------------         ---------------------
17     Employee Withholdings                                                                                $                  0
                                                                           -----------------------         ---------------------
18     Real Property Taxes                                                                                  $                  0
                                                                           -----------------------         ---------------------
19     Other Taxes (includes withholding taxes paid on UMC shares)                                          $          3,295,728
                                                                           -----------------------         ---------------------
20   Cash Paid for General Expenses                                         $                2,476          $          1,336,444
                                                                           -----------------------         ---------------------
21     Rebates                                                                                              $            600,459
                                                                           -----------------------         ---------------------

22   _____________________________________________________
                                                                           -----------------------         ---------------------
23   _____________________________________________________
                                                                           -----------------------         ---------------------
24   _____________________________________________________
                                                                           -----------------------         ---------------------
25   _____________________________________________________
                                                                           -----------------------         ---------------------
26   _____________________________________________________
                                                                           -----------------------         ---------------------
27     NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES BEFORE
        REORGANIZATION ITEMS                                               ($               34,962)        ($          3,668,395)
                                                                           -----------------------         ---------------------
   CASH FLOWS FROM REORGANIZATION ITEMS

28   Interest Received on Cash Accumulated Due to Chp 11 Case               $               45,978          $            817,872
                                                                           -----------------------         ---------------------
29   Professional Fees Paid for Services in Connection with Chp 11 Case                                     $          7,455,884
                                                                           -----------------------         ---------------------
30   U.S. Trustee Quarterly Fees                                                                            $             67,500
                                                                           -----------------------         ---------------------
31A  KERP/PTO & Severance payments                                                                          $          3,000,000
                                                                           -----------------------         ---------------------
31B  Net cash (received)/paid related to sold/discontinued product lines                                    $                  0
                                                                           -----------------------         ---------------------
32     NET CASH PROVIDED (USED) BY REORGANIZATION ITEMS                     $               45,978         ($          9,705,512)
                                                                           -----------------------         ---------------------
33 NET CASH PROVIDED (USED) FOR OPERATING ACTIVITIES AND
     REORGANIZATION ITEMS                                                   $               11,016         ($         13,373,907)
                                                                           -----------------------         ---------------------
   CASH FLOWS FROM INVESTING ACTIVITIES

34   Capital Expenditures                                                                                   $                  0
                                                                           -----------------------         ---------------------
35   Proceeds from Sales of Capital Goods due to Chp 11 Case                                                $         45,294,289
                                                                           -----------------------         ---------------------
36   Proceeds from UMC sales                                                                                $         64,842,259
                                                                           -----------------------         ---------------------
37     NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                     $                    0          $        110,136,548
                                                                           -----------------------         ---------------------
   CASH FLOWS FROM FINANCING ACTIVITIES

38   Net Borrowings (Except Insiders)                                                                       $                  0
                                                                           -----------------------         ---------------------
39   Net Borrowings from Shareholders, Partners, or Other Insiders                                          $                  0
                                                                           -----------------------         ---------------------
40   Capital Contributions                                                                                  $                  0
                                                                           -----------------------         ---------------------
41   Principal Payments                                                                                     $         21,563,386
                                                                           -----------------------         ---------------------
42   ___________________________________________________                                                    $                  0
                                                                           -----------------------         ---------------------
43     NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                     $                    0         ($         21,563,386)
                                                                           -----------------------         ---------------------

44 NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                     $               11,016          $         75,199,255
                                                                           -----------------------         ---------------------
45 CASH AND CASH EQUIVALENTS AT BEGINNING OF MONTH                          $           78,253,124          $          3,064,884
                                                                           -----------------------         ---------------------
46 CASH AND CASH EQUIVALENTS AT END OF MONTH                                $           78,264,140          $         78,264,139
                                                                           =======================         =====================

SONICblue, Inc                                                        Exhibit 1
Payments to Officers

    Name                           9/9/2005      9/23/2005         Total
----------------                   ---------     ---------       ---------
Smith, Marcus                      $4,000.00     $5,000.00       $9,000.00

                                                                 ---------
Total                                                            $9,000.00
                                                                 =========